Exhibit 10.2

CONFIDENTIAL

THIS INDEMNITY AGREEMENT (“Indemnity”) IS MADE AND EFFECTIVE AS OF THE [*] DAY OF [*].

BETWEEN:

[*]
(the “Company”)

and

[*]
(the “Indemnified Party”)

WHEREAS the Indemnified Party has, at the request of the Company agreed to act as [*] of [*], a company incorporated in [*] and a wholly-owned subsidiary of the Company (the “Subsidiary”), on the condition that the Company shall indemnify the Indemnified Party in the manner hereinafter described;

IN CONSIDERATION of the Indemnified Party’s agreement to act as [*] of the Subsidiary at the request of the Company and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.                                               The Company does hereby indemnify and shall cause the Subsidiary to indemnify and hold harmless the Indemnified Party his heirs and legal representatives against all costs, charges, losses, expenses, liabilities and claims issued against the Subsidiary and the Indemnified Party whatsoever arising out of or in any way incidental to the Indemnified Party holding or having held office as [*] of the Subsidiary and any and all acts, omissions, negligence or other fault (except fraud, willful misconduct or gross negligence) of the Indemnified Party while acting in the capacity of [*] of the Subsidiary.

2.                                               The Company agrees that the Indemnified Party is not obliged to take any action or exhaust his recourse against the Subsidiary and/or the Company or seek recovery under any [*]’s liability insurance which may be in force from time to time, before requiring or being entitled to payment from the Company of all amounts for which the Indemnified Party is hereby indemnified.

3.                                               The Indemnified Party undertakes and agrees not to make any admission of liability to any third party without the prior written consent of both the Company and the Subsidiary, and further acknowledges and understands that any breach of this clause shall render the obligations of the Company and the Subsidiary null and void ab initio. For the avoidance of any doubt, this clause shall inure to the benefit of the Subsidiary. The Indemnified Party further agrees that it shall be a further condition, that in the event of any third party complaint or discovery of any circumstances that may give rise to the obligations of the Company and/or the Subsidiary hereunder, the Indemnified Party must notify the Company and the Subsidiary immediately.

Company	Indemnified Party

4.                                               If any provision contained in this Indemnity should be held to be invalid or contrary to law, the remaining provisions hereof shall nevertheless be and shall be deemed to be valid and binding on the parties.

5.                                               The Indemnified Party shall not divulge to any person or persons any trade secrets, copyright materials, operational procedures, methods, know-how, techniques and processes, any information concerning the business affairs or finances or strategies, any confidential report or research commissioned of, by or on behalf of the Company and/or the Subsidiary or any of its respective clients in connection with the business or affairs of the Company and/or the Subsidiary or its affiliated companies or any other information confidential to the Company and/or the Subsidiary or its affiliated companies, suppliers, or clients, and the Indemnified Party shall strictly adhere to and comply with all procedures and policies of the Company and/or the Subsidiary.

6.                                               Clauses 3, 4, 5, 6 and 7 shall survive the expiration or termination of this Indemnity. For the avoidance of any doubt, this clause shall inure to the benefit of the Subsidiary.

7.                                               This Indemnity shall be construed and interpreted in accordance with and governed by the laws of Hong Kong and adjudicated exclusively in the jurisdiction of Hong Kong and by the Courts of Hong Kong.

8.                                               This Indemnity may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear that date as first above written. A facsimile transcribed copy of this Indemnity signed by any party hereto in a counterpart, shall be deemed to be and shall constitute a properly executed, delivered and binding document of the parties so signing, notwithstanding the actual date of execution. Each of the parties hereto further agrees to promptly return an original duly executed counterpart of this Indemnity following the delivery of the facsimile transcribed copy thereof.

IN WITNESS WHEREOF the parties hereto have executed this Indemnity, to be effective as of the date first above written.

[*]	[*]

Name: [*]	Name:
HKID Card No.: [*]	Title:

2